UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 15, 2011


                           First American Silver Corp.
             (Exact name of registrant as specified in its charter)

           Nevada                   333-157515                  98-0579157
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

10900 N.E. 4th Street, Suite 2300, Bellevue, Washington, USA       98004
            (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code (425) 698-2030

                                       n/a
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 15, 2011, we entered into a mining lease and option to purchase agreement (the "Option Agreement") with Pyramid Lake LLC and Anthony A. Longo (collectively, the "Owner") on an ongoing basis expiring April 15, 2031.

The Owner holds interest in certain unpatented mining claims in Esmeralda County (the "Property"), Nevada, which claims are more particularly described in the Option Agreement attached hereto as Exhibit 10.1.

In order for us to exercise the option and acquire the Property, we are required to make the following payments to the Owner:

                    Date                             Payment Amount
                    ----                             --------------

               April 15, 2011                           $ 30,000
               April 15, 2012                           $ 40,000
               April 15, 2013                           $ 50,000
               April 15, 2014                           $ 60,000
               April 15, 2015                           $ 70,000
               April 15, 2016                           $ 80,000
               April 15, 2017                           $ 90,000
               April 15, 2018                           $100,000
               April 15, 2019 - April 15, 2031          $100,000*

----------
* Commencing April 15, 2019, the amount of the payments will be increased (and never decreased) for inflation.

In addition to the payments described above, pursuant to the terms of the Option Agreement, we issued an aggregate of 100,000 restricted shares of our common stock to the Owner, upon execution of the Company. Furthermore, the Owner will retain a production royalty of three percent (3%) of the net smelter returns.

These securities were issued to two (2) U.S. investors based on exemptions from registration found in Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

10.01 Option Agreement between the Company, Pyramid Lake LLC and Anthony A. Longo, dated April 15, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.


/s/ Thomas J. Menning
--------------------------------
Thomas J. Menning
President and director

Date: May 16, 2011

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